Income Tax	12 Months Ended
Dec. 31, 2020
Major Components Of Tax Expense Income [Abstract]
Income Tax
8	Income Tax

Income tax for the years ended December 31, 2020, December 31, 2019 and December 31, 2018 comprised current income taxes, other taxes and deferred taxes. BioNTech SE is subject to corporate taxes, the solidarity surcharge and trade taxes. The Company’s corporate tax rate in the reporting year remained unchanged (15.0%) as did the solidarity surcharge (5.5%) whereas the average trade tax rate (15.0%) changed. BioNTech USA Holding, LLC is subject to Federal Corporate Income Tax (21.0%) as well as State Income Tax in various state jurisdictions (average rate of 8.1%).

The following table illustrates the current and deferred taxes for the periods indicated:

	Years ended December 31,
(in thousands)	2020	2019	2018
Current income taxes	€17	€(296)	€600
Deferred taxes	(161,034)	-	-
Other taxes	17	28	-
Income taxes	€(161,000)	€(268)	€600

The following table reconciles the expected income taxes to the actual current income taxes and deferred taxes as presented in the table above. The combined income tax rate of 30.79% in the year ended December 31, 2020 (during the years ended December 31, 2019 and 2018: 30.78% and 30.99%, respectively) was applied to loss before taxes to calculate the expected income taxes. This rate consists of above outlined tax rates of BioNTech SE applicable to the Group. The slight decrease of the tax rate results from the Lipocalyx GmbH business combination.

	Years ended December 31,
(in thousands)	2020	2019	2018
Loss before tax	€(145,802)	€(179,440)	€(47,662)

Expected tax benefit (based on BioNTech`s statutory tax rate of 30.79%, 2019: 30.78%, 2018: 30.99%)	44,891	55,240	14,776

Effects
Government grants exempted from taxes	14	48	28
Non-deductible expenses	(770)	(58)	(18)
Add-back for trade tax purposes	(595)	(110)	(96)
Non-tax effective bargain purchase	2,156	-	-
Non-recognition of tax effect on share-based payment expenses	(9,806)	(9,308)	-
Tax-effective equity transaction costs	10,229	5,121	-
Utilization of tax losses	-	-	1,165
Non-recognition of deferred taxes on tax losses and temporary differences	(12,961)	(51,197)	(13,634)
Recognition of deferred taxes on tax losses not recognized in prior periods	102,231	-	-
Recognition of deferred taxes on temporary differences not recognized in prior periods	26,241	192	-
Effect from lower foreign income tax rate	(1,304)	(102)	-
Adjustment prior year tax	(326)	316	-
Tax credit	1,059	-	-
Other effects	(59)	126	(2,821)
Income taxes	€161,000	€268	€(600)

Deferred Taxes

Deferred taxes for the periods indicated relate to the following:

Year ended December 31, 2020
(in thousands)	January 1, 2020	Recognized in P&L*	Recognized in OCI	Acquisition of subsidiaries and businesses	December 31, 2020
Fixed assets	€(655)	€(2,370)	-	€8,637	€5,612
Inventories	596	46	-	329	971
Leases	512	(5,091)	-	(14)	(4,593)
Contract liabilities	23,543	(174)	-	-	23,369
Interest-bearing loans and borrowings	-	(2,741)	-	195	(2,546)
Net employee defined benefit liabilities	-	169	(63)	698	804
Provisions	187	886	-	419	1,492
Other (incl. deferred expenses)	2,087	8,336	-	202	10,625
Tax loss carryforward / tax credit	109,764	41,660	-	24,280	175,704
Deferred Tax Assets Net (before valuation)	€136,034	€40,721	€(63)	€34,746	€211,438
Valuation Adjustment	(136,034)	120,313	-	(34,765)	(50,486)
Deferred Tax Assets Net (after valuation)	-	€161,034	€(63)	€(19)	€160,952

*Includes all changes in deferred taxes related to U.S. tax group other than those acquired in business combination

Year ended December 31, 2019
(in thousands)	January 1, 2019	Recognized in P&L	Recognized in OCI	Acquisition of subsidiaries and businesses	December 31, 2019
Fixed assets	€(90)	€(565)	-	-	€(655)
Inventories	-	596	-	-	€596
Leases	306	206	-	-	€512
Contract liabilities	28,441	(4,898)	-	-	€23,543
Provisions	134	53	-	-	€187
Other (incl. deferred expenses)	161	1,926	-	-	€2,087
Tax loss carryforward / tax credit	55,848	53,916	-	-	€109,764
Deferred Tax Assets Net (before valuation)	€84,799	€51,235	-	-	€136,034
Valuation Adjustment	(84,799)	(51,235)	-	-	(136,034)
Deferred Tax Assets Net (after valuation)	-	-	-	-	-

Accumulated tax losses of the German tax group, German entities not within the tax group and U.S. tax group for the periods indicated amount to the following:

	Years ended December 31,
(in thousands)	2020	2019	2018
Corporate Tax	€596,359	€356,044	€179,264
Trade Tax	513,561	352,341	176,425

	Years ended December 31,
(in thousands)	2020	2019	2018
Federal Tax Credits	€756	-	-
State Tax Credits	250	-	-

The accumulated tax losses related to the German tax group include €457.9 million of corporate income tax losses and €450.9 million of trade tax losses. Under German law, tax losses do not expire. Deferred tax assets on tax losses had not been capitalized in previous years, as there was not sufficient probability in terms of IAS 12 that there would have been future taxable profits available against which the unused tax losses could have been utilized. Following the authorization and approval of the COVID-19 vaccine for emergency or temporary use or having been granted conditional marketing authorization in over 65 countries worldwide, BioNTech re-evaluated previously unrecognized tax losses. Based on BioNTech’s product-based business plan, including commercial supply commitments agreed with various governments and health ministries under which BioNTech either directly supplies the COVID-19 vaccine or, if they relate to territories which have been allocated to Pfizer, BioNTech will receive the profit share to which it is eligible, it is now considered highly probable that taxable profits for the German tax group will be available against which the tax losses can be utilized. On this basis, BioNTech recognized deferred tax assets and liabilities with a net amount of €161.0 million for the losses and temporary differences determined for the German tax group as of December 31, 2020.

The accumulated tax losses related to German entities not within the tax group include €1.7 million of corporate income tax losses and €1.8 million of trade tax losses. With respect to those tax losses, no deferred tax assets have been capitalized, as there is not sufficient probability in terms of IAS 12 that there will be future taxable profits available against which the unused tax losses can be utilized.

The accumulated tax losses related to U.S. tax group include €136.8 million of corporate income tax losses and €60.9 million of trade tax losses. The tax losses related to the U.S. tax group include €20.9 million of federal losses that are expected to expire in 2033 and €115.9 million of federal losses which have no expiration date and can be carried forward indefinitely. In addition, the U.S. tax group has state tax losses of €60.9 million, which may be available to offset future taxable profit and that expire at various dates beginning in 2033. BioNTech’s forecast for the U.S. tax group does not provide sufficient probability for the use of existing tax loss carryforwards in the near future. Therefore, the requirements set out by IAS 12 are not fulfilled for the U.S. tax group. As of December 31, 2020, deferred tax assets are only recognized up to the amount of deferred tax liabilities.

In addition to accumulated tax losses, BioNTech had accumulated federal tax credits of €0.8 million and state tax credits of €0.3 million in the United States as of December 31, 2020. The tax credits in the United States will expire at various dates beginning in 2035 if they are not used.